Exhibit 10.9

Power of Attorney

Principal:
Identity Card No.:
Domicile:
Postal Code:

Trustee:
Identity Card No.:
Domicile:
Postal Code:

The Principal, __________, a citizen of the PRC, herein irrevocably authorizes the person (hereafter referred to as “Trustee”) designated by Detian Yu Biotechnology (Beijing) Co. Limited (“Detian Yu”) to exercise the following rights within the valid period of this Power of Attorney:

The authorized Trustee fully represents the principal to:

Exercise all the voting rights as shareholder of _____________ .(hereafter referred to as “_____________”), including but not limited to recommend and elect the directors, general manager and other senior management officers in the shareholders’ meeting of ______________ as the authorized representative of the Principal.

The premise of the above authority and appointment is that the Trustee is a citizen of the PRC and a regular employee of Detian Yu, and agrees to the above authority and appointment. Once the Trustee quits assuming any post in Detian Yu or Detian Yu issues a written notice of dismissing and replacing the Trustee, the Principal shall immediately withdraw the appointment and authority to the Trustee and appoint/authorize other employee of the PRC citizenship designated by Detian Yu to exercise the above voting rights of the Principal as shareholder of ______________ at the shareholders’ meeting of _____________________.

The Trustee shall cautiously and diligently carry out the fiduciary obligations within the scope of authority in accordance with the law, and hold the Principal free and harmless of all the possible losses/damages arising from such authorization and appointment (unless the losses/damages are due to the Principal’s intentional misconduct or gross negligence), otherwise the Trustee shall lawfully undertakes all legal responsibilities to the Principal and _______________.

The validity period of this Power of Attorney is 10 years, effectively from the issuing date of this Power of Attorney.

[Signature]

Nov. 16, 2010